EXHIBIT 99.5
                                                                    ------------


         SECURITY AGREEMENT dated as of July [26], 2001, among EXCHANGE APPLICATIONS, INC., a Washington corporation (the "Borrower"), EXSTATIC SOFTWARE, INC., (f/k/a/ Gino Borland, Inc.), a [_______] corporation ("Exstatic", together with the Borrower, the "Grantors"), and the secured parties (each a "Secured Party" and together, the "Secured Parties") identified on the signature page hereto.

         Reference is made to the (i) Securities Purchase Agreement, dated as of July [26], 2001 (the "Purchase Agreement"), among the Borrower and the Secured Parties, (ii) U.S. $[7,241,307.37] million principal amount 12% Senior Secured Convertible Debenture (the "Note Debenture"), and (iii) U.S. $5 million principal amount 12% Senior Secured Convertible Debenture (the "Cash Debenture") together with the Note Debenture, the "Convertible Debentures"), each of (i),
(ii) and (iii) dated as of July [26], 2001 and issued by the Corporation to the Investors.

         The Secured Parties have agreed to (i) exchange U.S. $[7,241,307.37] million aggregate principal amount of the Borrower's 12% Bridge Promissory Note, dated June 1, 2001, plus the amount of accrued and unpaid interest thereon through the Closing Date, and (ii) lend U.S. $5,000,000.00 in cash, each of (i) and (ii) pursuant to, and upon the terms and subject to the conditions specified in, the Financing Documents. The obligations of the Secured Parties to consummate the transactions contemplated by the Financing Documents are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure (A) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Note Debenture, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each other amount required to be paid by the Borrower under the Note Debenture, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Secured Parties under the Note Debenture, (B) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Cash Debenture, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each other amount required to be paid by the Borrower under the Cash Debenture, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed


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or allowable in such proceeding), of the Borrower to the Secured Parties under the Cash Debenture and (C) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Financing Documents (all the monetary and other obligations described in the preceding clauses (A) through (C) being collectively called the "Obligations").

                  Accordingly, each of the Grantors and the Secured Parties (and each of their respective successors or assigns), hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1      DEFINITION OF TERMS USED HEREIN.

         Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement.

1.2      DEFINITION OF CERTAIN TERMS USED HEREIN.

         As used herein, the following terms shall have the following meanings:

                  "Account Debtor" shall mean any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

                  "Accounts" shall mean any and all right, title and interest of the Grantors to payment for goods and services sold or leased, including any such right evidenced by chattel paper, whether due or to become due, whether or not it has been earned by performance, and whether now or hereafter acquired or arising in the future, including accounts receivable from Affiliates of the Grantors.

                  "Accounts Receivable" shall mean all Accounts and all right, title and interest in any returned or repossessed goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

                  "Affiliate" shall mean, with respect to any Person, any director, officer, parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

                  "Borrower" shall have the meaning assigned to such term in the Preamble to this Agreement.

                  "Cash Debenture" shall have the meaning assigned to such term in the Preamble of this Agreement.


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                  "Collateral" shall mean all (a) Accounts Receivable, (b)
Documents, (c) Equipment, (d) General Intangibles, (e) Inventory, (f) cash and cash accounts, (g) Investment Property, (h) Instruments (as defined in the UCC), and (i) Proceeds. Secured Parties may place a "hold" on any Deposit Account pledged as collateral. Notwithstanding the foregoing, it is expressly acknowledged and agreed that the security interest created in this Agreement only with respect to Exim Eligible Foreign Accounts (as such term is defined in the Exim Agreement) is subject to and subordinate to the security interest granted to SVB in the Exim Agreement with respect to such Exim Eligible Foreign Accounts, but only to the extent any Advances are actually made to the Grantors under the Exim Agreement based upon such Exim Eligible Foreign Accounts. In anticipation of the possible application, in one or more jurisdictions to the transactions contemplated hereby, of the revised Article 9 of the Uniform Commercial Code in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), it is hereby agreed that applying the law of any jurisdiction which Revised Article 9 is in effect, the Collateral is all assets of the Grantors, whether or not within the scope of Revised Article 9. The collateral shall include, without limitation, the following categories of assets as defined in Revised Article 9: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables, and license fees), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software, but excluding Intellectual Property), supporting obligations and any and all proceeds of any thereof, wherever located, whether now owned or hereafter acquired. If the Grantors shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Grantors shall promptly notify the Secured Parties in a writing signed by the Grantors of the brief details thereof and grant to the Secured parties in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Parties.

                  "Commodity Account" shall mean an account maintained by a Commodity Intermediary in which a Commodity Contract is carried out for a Commodity Customer.

                  "Commodity Contract" shall mean a commodity futures contract, an option on a commodity futures contract, a commodity option or any other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws or (b) traded on a foreign commodity board of trade, exchange or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

                  "Commodity Customer" shall mean a Person for whom a Commodity Intermediary carries a Commodity Contract on its books.

                  "Commodity Intermediary" shall mean (a) a Person who is registered as a futures commission merchant under the federal commodities laws or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to federal commodities laws.


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                  "Convertible Debentures" shall have the meaning assigned to such term in the Preamble to this Agreement.

                  "Copyright License" shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by the Grantors or which the Grantors otherwise has the right to license, or granting any right to the Grantors under any Copyright now or hereafter owned by any third party, and all rights of the Grantors under any such agreement.

                  "Copyrights" shall mean all of the following now owned or hereafter acquired by the Grantors: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office.

                  "Deposit Account" has the meaning set forth in Section 9.102 of the UCC.

                  "Documents" shall mean all instruments, files, records, ledger sheets and documents (including documents as defined in the UCC) covering or relating to any of the Collateral.

                  "Entitlement Holder" shall mean a Person identified in the records of a Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary. If a Person acquires a Security Entitlement by virtue of Section 8-501(b)(2) or (3) of the UCC, such Person is the Entitlement Holder.

                  "Equipment" shall mean all equipment, furniture, furnishings, machinery, molds, machine tools, motors, fixtures, trade fixtures, motor vehicles, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Grantors' operations or owned by Grantors and any interest in any of the foregoing, including tools, parts and supplies of every kind and description, and all attachments, accessories, improvements, accessions, replacements, substitutions, additions or appurtenances thereto, that are now or hereafter owned by the Grantors.

                  "Exim Agreement" is that certain Export-Import Bank Loan and Security Agreement dated as of April 25, 2001, by and between the Grantors and SVB and all documents, instruments and agreements executed in conjunction therewith, each as may be amended from time to time.

                  "Financial Asset" shall mean (a) a Security, (b) an obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt with in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment or (c) any property that is held by a Securities Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article 8 of the UCC. As the context requires, the term Financial Asset shall mean either the interest itself or the means by which a Person's claim to it is evidenced,


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including a certificated or uncertificated Security, a certificate representing a Security or a Security Entitlement.

                  "Financing Documents" shall mean each of the Purchase Agreement, Subordination Agreement, Convertible Debentures, Intercreditor Agreement and Registration Rights Agreement.

                  "General Intangibles" shall mean all choses in action and causes of action and all other assignable intangible personal property of the Grantors of every kind and nature (other than Accounts Receivable) now owned or hereafter acquired by the Grantors, including corporate or other business records, Deposit Accounts, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, and other agreements), Intellectual Property, drawings, blueprints, customer lists, security and other deposits, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to the Grantors to secure payment by an Account Debtor of any of the Accounts Receivable, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Grantors against Secured Parties, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance).

                  "Grantors" shall have the meaning assigned to such term in the Preamble of this Agreement.

                  "Intellectual Property" shall mean all intellectual and similar property of the Grantors of every kind and nature now owned or hereafter acquired by the Grantors, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation and registrations, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing, to the extent a security interest has been granted to SVB pursuant to the SVB Security Interest.

                  "Inventory" shall mean all goods of the Grantors, whether now owned or hereafter acquired, held for sale or lease, or furnished or to be furnished by the Grantors under contracts of service, or consumed in the Grantors' business, including raw materials, intermediates, work in process, goods in transit, packaging materials, finished goods, semi-finished inventory, scrap inventory, manufacturing supplies and spare parts, all materials and supplies of every kind, nature and description which are or might be used or consumed in Grantors' business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, all such goods that have been returned to or repossessed by or on behalf of the Grantors, and all warehouse receipts, documents of title and other documents representing any of the foregoing.


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                  "Investment Property" shall mean all Securities (whether
certificated or uncertificated), Security Entitlements, Securities Accounts, Commodity Contracts and Commodity Accounts of the Grantors, whether now owned or hereafter acquired by the Grantors.

                  "License" shall mean any Patent License, Trademark License, Copyright License or other franchise agreement, license or sublicense to which any Grantor is a party.

                  "Material Adverse Effect" means, with respect to any Person, a material adverse effect on the business, operations, assets, conditions (financial or otherwise), operating results, liabilities or prospects of such Person and its Subsidiaries, taken as a whole.

                  "Note Debenture" shall have the meaning assigned to such term in the Preamble of this Agreement.

                  "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Patent License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by the Grantors or which the Grantors otherwise has the right to license, is in existence, or granting to the Grantors any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of the Grantors under any such agreement.

                  "Patents" shall mean all of the following now owned or hereafter acquired by the Grantors: (a) all letters patent of the United States, all registrations and recordings thereof, and all applications for letters patent of the United States, including registrations, recordings and pending applications in the United States Patent and Trademark Office, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

                  "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1 hereto, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Financial Officer and the chief legal officer of the Grantors.

                  "Permitted Liens" shall mean the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens consented to in writing by the Secured Parties, which consent shall not be unreasonably withheld; (v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) liens in favor of


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customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (ix) the SVB Security Interest and (x) liens arising from the Exim Agreement. The Secured Parties will have the right to require, as a condition to its consent under subsection (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement satisfactory to the Secured Parties, acknowledge that the security interest is subordinate to the security interest in favor of the Secured Parties, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that the Grantors agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default (as defined in the Convertible Debentures) under this Agreement.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

                  "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Collateral, and shall include, (a) any claim of the Grantors against any third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by the Grantors, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by the Grantors or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by the Grantors, (iii) past, present or future breach of any License and (iv) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and (b) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Purchase Agreement" shall have the meaning assigned to such term in the Preamble to this Agreement.

                  "Registration Rights Agreement" shall mean the Fourth Amended and Restated Registration Rights Agreement among the Secured Parties and the Borrower, dated as of July [26], 2001.

                  "Secured Parties" shall mean as a group Insight Capital Partners IV, L.P., Insight Capital Partners (Cayman) IV, L.P., Insight Capital Partners IV, (Fund B), L.P., and Insight Capital Partners IV (Co-Investors), L.P., or their respective successors and assigns.

                  "Securities" shall mean any obligations of an issuer or any shares, participations or other interests in an issuer or in property or an enterprise of an issuer which (a) are represented by a certificate representing a security in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer,
(b) are one of a class or series or by its terms is divisible into a class or series of shares, participations, interests


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or obligations and (c)(i) are, or are of a type, dealt with or traded on securities exchanges or securities markets or (ii) are a medium for investment and by their terms expressly provide that they are a security governed by
Article 8 of the UCC.

                  "Securities Account" shall mean an account to which a Financial Asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise rights that comprise the Financial Asset.

                  "Security Entitlements" shall mean the rights and property interests of an Entitlement Holder with respect to a Financial Asset.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.1.

                  "Security Intermediary" shall mean (a) a clearing corporation or (b) a Person, including a bank or broker, that in the ordinary course of its business maintains securities accounts for others and is acting in that capacity.

                  "Subordination Agreement" means the Subordination Agreement among the Secured Parties and SVB, dated as of May 3, 2002, as such agreement may be amended from time to time.

                  "SVB" shall mean Silicon Valley Bank.

                  "SVB Facility" shall mean the Loan and Security Agreement, dated April 25, 2001, among the Company, SVB and the other party named therein.

                  "SVB Security Interest" shall mean the security interest granted by the Grantors to Silicon Valley Bank on April 25, 2001.

                  "Trademark License" shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Grantor or which any Grantor otherwise has the right to license, or granting to the Borrowers any right to use any Trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

                  "Trademarks" shall mean all of the following now owned or hereafter acquired by the Grantors: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office, any State of the United States, and all extensions or renewals thereof, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

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1.3      RULES OF INTERPRETATION.

         The rules of interpretation specified in Section 8.7 of the Purchase Agreement shall be applicable to this Agreement.

                                   ARTICLE II

                                SECURITY INTEREST

2.1      SECURITY INTEREST.

         As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Secured Parties, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Secured Parties, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Secured Parties are hereby authorized to file one or more financing statements, continuation statements, filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantors, without the signature of the Grantors, and naming the Grantors as debtors and the Secured Parties as secured parties.

2.2      NO ASSUMPTION OF LIABILITY.

         The Security Interest is granted as security only and shall not subject the Secured Parties or any other Secured Parties to, or in any way alter or modify, any obligation or liability of the Grantors with respect to or arising out of the Collateral.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               Each Grantor represents and warrants to the Secured Parties that:

3.1      NAME; TRADE NAMES AND STYLES; STATE OF INCORPORATION.

         The name of each Grantor and state of incorporation set forth in the Preamble to this Agreement is its correct name and state of incorporation. Listed on the Schedule are all prior names of each Grantor and all of such Grantor's present and prior trade names. Each Grantor shall give Secured Parties 30 days' prior written notice before changing its name or doing business under any other name. Each Grantor has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.


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3.2      PLACE OF BUSINESS; LOCATION OF COLLATERAL.

         The address set forth in the Notice Section of the Purchase Agreement is each Grantor's chief executive office. In addition, each Grantor has places of business and Collateral is located only at the locations set forth on the Schedule. Each Grantor will give to Secured Parties at least 30 days' prior written notice before opening any additional place of business, changing its chief executive office, changing its state of formation or moving any of the Collateral to a location other than each Grantor's address or the present address of such Collateral.

3.3      TITLE AND AUTHORITY.

         Each Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Secured Parties the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained or the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

3.4      VALIDITY OF SECURITY INTEREST.

         The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations, (b) subject to the filings described in Section 2.1, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, other than the SVB Security Interest.

3.5      MAINTENANCE OF COLLATERAL.

         Each Grantor will maintain the Collateral in good working condition, and each Grantor will not use the Collateral for any unlawful purpose. Each Grantor will immediately advise the Secured Parties in writing of any material loss or damage to the Collateral.

3.6      FINANCIAL CONDITION, STATEMENTS AND REPORTS.

         All financial statements now or in the future delivered to Secured Parties have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Grantors, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Secured Parties and the date hereof, there has been no material adverse change in the financial condition or business of the Grantors. Each Grantor is now and will continue to be solvent.

3.7      COMPLIANCE WITH LAW.

         Each has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to such Grantor, including, but not


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limited to, those relating to such Grantor's ownership of real or personal property, the conduct and licensing of such Grantor's business, and all environmental matters.

3.8      ABSENCE OF OTHER LIENS.

         The Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. No Grantor has filed nor consented to the filing of
(a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, (b) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral in the United States Patent and Trademark Office or the United States Copyright Office or (c) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each
(a), (b) and (c) above, for filings in connection with Permitted Liens.

                                   ARTICLE IV

                                    COVENANTS

4.1      RECORDS.

         Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Secured Parties may reasonably request, promptly to prepare and deliver to the Secured Parties a duly certified schedule or schedules in form and detail reasonably satisfactory to the Secured Parties showing the identity, amount and location of any and all Collateral.

4.2      PROTECTION OF SECURITY.

         Each Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Secured Parties in the Collateral and the priority thereof against any Lien which is not a Permitted Lien.

4.3      FURTHER ASSURANCES.

         Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Secured Parties may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Secured Parties, duly endorsed in a manner satisfactory to the Secured Parties.

4.4      TAXES; ENCUMBRANCES.

         At its option, each Secured Party may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral other than Permitted Liens, and may pay for the maintenance and preservation of the Collateral to the extent the Grantors fail to do so as required this Agreement, and the Grantors jointly and severally agree to reimburse the Secured Parties on demand for any payment made or any expense incurred by the Secured Parties pursuant to the foregoing authorization; provided, however, that nothing in this Section 4.4 shall be interpreted as excusing the Grantors from the performance of, or imposing any obligation on the Secured Parties to cure or perform, any covenants or other promises of the Grantors with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the Financing Documents.

4.5      ASSIGNMENT OF SECURITY INTEREST.

         If at any time the Grantors shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account, the Grantors shall promptly assign such security interest to the Secured Parties, subject only to Permitted Liens. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

4.6      CONTINUING OBLIGATIONS OF THE GRANTORS.

         The Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and each Grantor agrees to indemnify and hold harmless the Secured Parties from and against any and all liability for such performance.

4.7      LIMITATION ON MODIFICATION OF ACCOUNTS.

         No Grantor shall without the Secured Parties' prior written consent, grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged.

4.8      LEGEND.

         Each Grantor shall legend, in form and manner reasonably satisfactory to the Secured Parties, its Accounts Receivable and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Accounts Receivable have been assigned to the Secured Parties for the benefit of the Secured Parties and that the Secured Parties have a security interest therein.

4.9      USE AND DISPOSITION OF COLLATERAL.

         No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Collateral or shall grant any other Lien in respect of the Collateral, except for Permitted Liens. Unless and until the Secured Parties shall notify the Grantors that (i) an Event of Default (as defined in the Convertible Debentures) shall have occurred and be continuing and (ii) during the continuance thereof no Grantor shall sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), each Grantor may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Convertible Debenture or any other Financing Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Collateral to be in the possession or control of any warehouseman, bailee, agent or processor at any time, other than Collateral that is in transit by any means, unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and each Grantor shall have to obtained therefrom a written agreement in form and substance reasonably satisfactory to the Secured Parties to hold the Grantor subject to the Security Interest and the instructions of the Secured Parties and to waive and release any Lien held by it with respect to such Collateral, whether arising by operation of law or otherwise.

4.10     COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL.

         (a) Each Grantor agrees that it will not, nor will it permit any of its licensees to, do any act, or omit to do any act, whereby any Patent which is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees, to the extent practicable, that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

         (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

         (c) Each Grantor (either itself or through licensees) will, for each work covered by a material Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

         (d) Each Grantor shall notify the Secured Parties promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or United States Copyright Office) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, unless it promptly informs the Secured Parties, and, upon request of the Secured Parties, executes and delivers any and all agreements, instruments, documents and papers as the Secured Parties may request to evidence the Secured Parties' security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Secured Parties as its attorney-in-fact to execute and file such writings for the foregoing purposes (and, prior to the occurrence of any Event of Default or Default (as defined in the Convertible Debentures), such Grantors shall be notified of such filing), all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

         (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantors' business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

         (g) In the event that any Grantor has reason to believe that any Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantors' business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantors promptly shall notify the Secured Parties and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon and during the continuance of an Event of Default (as defined in the Convertible Debentures), each Grantor shall use its reasonable best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark

License to effect the assignment of all of such Grantor's right, title and interest thereunder to the Secured Parties or their designees.

                                   ARTICLE V

                                POWER OF ATTORNEY

                  Each Grantor irrevocably makes, constitutes and appoints the Secured Parties (and all officers, employees or agents designated by the Secured Parties) as such Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Secured Parties shall have the right, with power of substitution for each Grantor and in each Grantor's name or otherwise, for the use and benefit of the Secured Parties, upon the occurrence and during the continuance of an Event of Default (as defined in the Convertible Debentures)
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Secured Parties; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Secured Parties were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or (unless such action is the result of gross negligence or willful misconduct) to any claim or action against any Secured Party. It is understood and agreed that the appointment of the Secured Parties as the agent and attorney-in-fact of the Grantors for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve any Grantor of any of its obligations hereunder or under any other Financing Documents with respect to the Collateral or any part thereof or impose any obligation on any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Financing Document, by law or otherwise.

                                   ARTICLE VI

                                    REMEDIES

6.1      REMEDIES UPON DEFAULT.

         (a) Upon the occurrence and during the continuance of an Event of Default (as defined in the Convertible Debentures), each Grantor agrees to deliver each item of Collateral to the Secured Parties on demand, and it is agreed that the Secured Parties shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Collateral by the applicable Grantors to the Secured Parties, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any such Collateral throughout the world on such terms and conditions and in such manner as the Secured Parties shall determine (other than in violation of any then-existing licensing or contractual arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Secured Parties shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Secured Parties shall deem appropriate. The Secured Parties shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Secured Parties shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         (b) The Secured Parties shall give the Grantors 10 days' prior written notice (which each Grantor agrees is reasonable notice within the meaning of Section [9-504(3)] of the UCC or its equivalent in other jurisdictions) of the Secured Parties' intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Secured Parties may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Secured Parties may (in their sole and absolute discretion) determine. The Secured Parties shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Secured Parties may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Secured Parties until the sale price is paid by the purchaser or purchasers thereof, but the Secured Parties shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Secured Parties shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Secured Parties shall have entered into such an agreement all Events of Default (or defined in the Convertible Debentures) shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Secured Parties may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

6.2      APPLICATION OF PROCEEDS.

         The Secured Parties shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                           FIRST, to the payment of all costs and expenses
                  incurred by the Secured Parties (in their capacity as such hereunder or under any other Financing Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Secured Parties hereunder or under any other Financing Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Financing Document;

                           SECOND, to the payment in full of the Obligations
                  (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                           THIRD, to the Grantors, their successors or assigns,
                  or as a court of competent jurisdiction may otherwise direct.

The Secured Parties shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Secured Parties (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Secured Parties or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Parties or such officer or be answerable in any way for the misapplication thereof.

6.3      GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY.

         For the purpose of enabling the Secured Parties to exercise rights and remedies under this Article at such time as the Secured Parties shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Secured Parties an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to the extent that such license does not violate any then existing licensing arrangements (to the extent that waivers cannot be obtained) to use, license or sub-license any of the Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and sufficient rights of quality control in favor of Grantor to avoid the invalidation of the Trademarks subject to the license. The use of such license by the Secured Parties shall be exercised, at the option of the Secured Parties, upon the occurrence and during the continuation of an Event of Default (as defined in the Convertible Debentures); provided that any license, sub-license or other transaction entered into by the Secured Parties in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default (as defined in the Convertible Debentures).

                                  ARTICLE VII

                                  MISCELLANEOUS

7.1      NOTICES.

         All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 8.3 of the Purchase Agreement. Any notice properly delivered to the Borrower shall be deemed notice properly delivered to Exstatic.

7.2      SECURITY INTEREST ABSOLUTE.

         All rights of the Secured Parties hereunder, the Security Interest and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Convertible Debentures, any Financing Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Convertible Debentures, any Financing Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantors in respect of the Obligations or this Agreement.

7.3      SURVIVAL OF AGREEMENT.

         All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the consummation of the transactions contemplated by the Financing Documents, and the execution and delivery to the Secured Parties of the Convertible Debentures, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

7.4      BINDING EFFECT ASSIGNMENT.

         This Agreement shall be binding upon the Grantors and the Secured Parties and their respective successors and assigns, and shall inure to the benefit of the Grantors, the Secured Parties and their respective successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the other Financing Documents.

7.5      SUCCESSORS AND ASSIGNS.

         Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantors or the Secured Parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

7.6      SECURED PARTIES' EXPENSES; INDEMNIFICATION.

         (a) The Grantors agree to pay upon demand to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Secured Parties may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Secured Parties hereunder or (iv) the failure of the Grantors to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the Financing Documents, the Grantors jointly and severally agrees to indemnify the Secured Parties against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral is a party thereto; provided that such indemnity shall not, as to any Secured Party, be available to the extent that such losses, claims, damages, liabilities or related expenses have resulted from the gross negligence or willful misconduct of such Secured Party.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the Financing Documents. The provisions of this Section 7.6 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Financing Document, the consummation of the transactions contemplated hereby, the repayment of any of the Convertible Debentures, the invalidity or unenforceability of any term or provision of this Agreement or any Financing Document, or any investigation made by or on behalf of the Secured Parties. All amounts due under this Section 7.6 shall be payable on written demand therefor.

7.7      GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.8      WAIVERS; AMENDMENT.

         (a) No failure or delay of the Secured Parties in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Secured Parties hereunder and of the Secured Parties under the Financing Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any Financing Document or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantors in any case shall entitle the Grantors to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Secured Parties and the Grantors with respect to which such waiver, amendment or modification is to apply.

7.9      WAIVER OF JURY TRIAL.

         EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE FINANCING

DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE FINANCING DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.9.

7.10     SEVERABILITY.

         In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

7.11     COUNTERPARTS.

         This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section 7.4). Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

7.12     HEADINGS.

         Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

7.13     JURISDICTION; CONSENT TO SERVICE OF PROCESS.

         (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Financing Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Secured Parties may otherwise have to bring any action or proceeding relating to this Agreement or the Financing Documents against the Grantors or its properties in the courts of any jurisdiction.

         (b) Each Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Financing Documents in any New York State court or Federal court of the United States of America sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

7.14     TERMINATION.

         This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full, at which time the Secured Parties shall execute and deliver to each Grantor, at each Grantor's expense, all UCC termination statements and similar documents which the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 7.14 shall be without recourse to or warranty by the Secured Parties.

7.15     RIGHT OF SET-OFF.

         Each Grantor and any guarantor hereby grant to the Secured Parties, a lien, security interest and right of setoff as security for all Obligations to the Secured Parties, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Secured Parties or any entity under the control of the Secured Parties. At any time after the occurrence and during the continuance of an Event of Default (as defined in the Convertible Debentures), without demand or notice, the Secured Parties may set off the same or any part thereof and apply the same to any liability or obligation of the Grantors and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the loan. ANY AND ALL RIGHTS TO REQUIRE THE SECURED PARTIES TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE GRANTORS OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                GRANTORS:

                                EXCHANGE APPLICATIONS, INC.,

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                EXSTATIC SOFTWARE, INC.

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                SECURED PARTIES:
                                ---------------

                                INSIGHT CAPITAL PARTNERS IV, L.P.
                                INSIGHT CAPITAL PARTNERS (CAYMAN) IV, L.P.
                                INSIGHT CAPITAL PARTNERS IV (FUND B), L.P.
                                INSIGHT CAPITAL PARTNERS IV (CO-INVESTORS), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      the general partner to each of the
                                      above-referenced entities:


                                By:   _______________________________
                                      Name:
                                      Title:

                                                                  Annex 1 to the
                                                              Security Agreement

                                    [Form Of]
                             PERFECTION CERTIFICATE

                  Reference is made to the Securities Purchase Agreement dated as of July [26], 2001, (as amended, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Borrower"), EXSTATIC SOFTWARE, INC., a [_____] corporation ("Exstatic", together with the Borrower, the "Grantors") and the secured parties (each a "Secured Party" and together, the "Secured Parties") identified on the signature page hereto. Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Purchase Agreement.

                  The undersigned, a Financial Officer and a Legal Officer, respectively, of each Grantor, hereby certify to the Secured Parties and each other Secured Parties:

         1. Names. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

                  (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

                  (c) Except as set forth in Schedule 1 hereto, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

                  (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

                  (e) Set forth below is the Federal Taxpayer Identification Number of each Grantor:

         2. Current Locations. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

         Grantor           Mailing Address             County            State

                  (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts Receivable (with each location at which chattel paper, if any, is kept being indicated by an "*"):

         Grantor           Mailing Address            County            State

                  (c) Set forth below opposite the name of each Grantor are all the material places of business of such Grantor not identified in paragraph (a) or (b) above:

         Grantor           Mailing Address            County            State

                  (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Collateral not identified above:

         Grantor           Mailing Address            County            State

                  (e) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

         Grantor           Mailing Address            County            State

         3. Unusual Transactions. All Accounts Receivable have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

         4. File Search Reports. Attached hereto as Schedule 4(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 2.1 are to be made. Attached hereto as
Schedule 4(B) is a true copy of each financing statement or other filing identified in such file search reports.

         5. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 5 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction where any Grantor has Collateral as identified in Section 2 hereof.

         6. Schedule of Filings. Attached hereto as Schedule 6 is a schedule setting forth, with respect to the filings described in Section 5 above, each filing and the filing office in which such filing is to be made.

         7. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

         8. Stock Ownership. Attached hereto as Schedule 8 is a true and correct list of all the duly authorized, issued and outstanding stock of each Subsidiary and the record and beneficial owners of such stock. Also set forth on Schedule 8 is each Subsidiary that represents 50% or less of the equity of the entity in which such investment was made.

         9. Notes. Attached hereto as Schedule 9 is a true and correct list of all notes held by each Subsidiary and all intercompany notes between each Grantor and each Subsidiary of such Grantor and between each Subsidiary of such Grantor and each other such Subsidiary.

         10. Advances. Attached hereto as Schedule 10 is (a) a true and correct list of all advances made by each Grantor to any Subsidiary of such Grantor or made by any Subsidiary of such Grantors to such Grantor or any other Subsidiary of such Grantor, which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Secured Parties, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to any Grantor or any Subsidiary of such Grantor.

         11. Mortgage Filings. Attached hereto as Schedule 11 is a schedule setting forth, with respect to each Mortgaged Property, (i) the exact corporate name of the corporation that owns such property as such name appears in its certificate of incorporation, (ii) if different from the name identified pursuant to clause (i), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (iii) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Secured Parties to obtain a perfected security interest therein.

                                    * * * * *

                  IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this [26] day of July, 2001.

                                GRANTORS:

                                EXCHANGE APPLICATIONS, INC.,

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:  [Financial Officer]


                                EXSTATIC SOFTWARE, INC.

                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                SECURED PARTIES:
                                ---------------


                                INSIGHT CAPITAL PARTNERS IV, L.P.
                                INSIGHT CAPITAL PARTNERS (CAYMAN) IV, L.P.
                                INSIGHT CAPITAL PARTNERS IV (FUND B), L.P.
                                INSIGHT CAPITAL PARTNERS IV (CO-INVESTORS), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      the general partner to each of the
                                      above-referenced entities:


                                By:   _______________________________
                                      Name:
                                      Title: